UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2008
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, CA		90266
(Address of principal executive offices)		(Zip Code)

(310) 937-1511
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 17, 2008, Doral Energy Corp. (the “Company”) entered into a loan agreement dated for reference as of October 3, 2008 (the “Loan Agreement”) with Little Bay Consulting SA (“Little Bay”) for $200,000. Under the terms of the Loan Agreement, the Company has agreed to pay interest at a rate of 5% per annum, and to repay the loan on or before October 1, 2010. The funds received from Little Bay are being used to fund the Company’s operations and for working capital purposes.

A copy of the Loan Agreement has been attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Loan Agreement between Doral Energy Corp. (as borrower) and Little Bay Consulting SA (as lender) dated as of October 3, 2008 for the amount of $200,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: October 20, 2008
	By:	/s/ Paul C. Kirkitelos

PAUL C. KIRKITELOS
Chief Executive Officer, Chief Financial
Officer, President, Secretary and Treasurer